EXHIBIT 99.1

Release:      Immediate  July 7, 2020

CP announces best-ever quarter and June for transporting Canadian grain

Calgary – Canadian Pacific (TSX: CP) (NYSE: CP) announced today its best-ever quarter and June for moving Canadian grain and grain products. The two records are the latest in a standout crop year of linking Canadian producers to worldwide markets.

“The collaborative relationships CP has built with its customers, combined with responsive rail service, have contributed to another quarter of record-breaking grain movements,” said Joan Hardy, CP’s Vice-President Sales and Marketing Grain and Fertilizers. “We thank our customers and CP family members who work safely and with purpose each day to keep this essential service moving in support of the Canadian agricultural industry. I am proud to be a CP railroader.”

The two latest records are:
●	In 2020’s second quarter, CP moved 8.41 million metric tonnes (MMT) of Canadian grain and grain products. This broke the previous record of 7.9 MMT in the fourth quarter of 2019.
●	In June 2020, CP moved 2.76 MMT of Canadian grain and grain products. This broke the previous June record of 2.4 MMT set in 2014.

CP has consistently delivered for Canadian farmers since the start of the 2019-2020 crop year amid high demand for transportation services. CP’s strong fall and winter performance established momentum going into spring. By March 31, CP was 6 percent ahead of where it was at the same point in the record-setting 2018-2019 crop year, and has continued to build on that momentum. Crop-year volumes to date are now 8.8 percent ahead of last year’s pace.

“CP continues to reliably deliver for the Canadian producers whose products feed the world,” Hardy said. “The strength of the CP network and operating model continue to show themselves in these achievements. We stand ready to meet what we expect will be strong demand in the final month of the 2019-2020 crop year.”

This year’s successes also attest to the efficiency of the 8,500-foot High Efficiency Product (HEP) train model. An 8,500-foot HEP train can carry in excess of 40 percent more grain than the 7,000-foot train model when combined with the additional capacity of new high-capacity hopper cars. Customers are actively investing in their elevator networks to accommodate 8,500-foot trains. By year-end, more than 30 percent of the CP-serviced unit train loaders will be 8,500-foot HEP qualified, increasing capacity and efficiency in the grain supply chain for customers and stakeholders.

More than 2,700 new high-capacity hopper cars are now in service. These cars can carry 15 percent more volume and 10 percent more weight compared to the older cars they are replacing.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "will", "anticipate", "believe", "expect", "plan", "should" or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited to, our operations, priorities and plans, the anticipated demand for grain shipping for the remainder of the 2019-2020 crop year, CP’s ability to meet anticipated demand, the impacts of COVID-19 on CP's business, the anticipated efficiency and capacity of the HEP train model and associated facilities, anticipated growth in our high-capacity hopper car fleet in 2020, capital expenditures, shipment capacity, completion, the anticipated impacts on capacity and efficiency of the HEP qualification of CP-served train-loading facilities, and anticipated investments in and completion of HEP qualification of train loaders by third parties, including the percentage of CP-serviced unit train loaders that will be 8,500-foot HEP qualified by year-end.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; our ability to complete our capital and maintenance projects on the timelines anticipated; applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; the anticipated impacts of the novel strain of coronavirus (and the disease known as COVID-19); and capital investments by third parties.. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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